Exhibit 10.64

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Agreement”) is made effective as of January 8, 2014 (the “Effective Date”), by and among ARC Advisory Services, LLC, (“Assignor”), American Realty Capital Properties, Inc. (“Assignee”) and Paul H. McDowell (the “Employee”).

WHEREAS, Assignor and the Employee are parties to an employment agreement (the “Employment Agreement”), dated September 24, 2013, regarding the terms of Employee’s employment by Assignor;

WHEREAS, the Employee has been offered employment with Assignee in connection with the Assignee’s transition to self-management (the “Transfer”); and

WHEREAS, in connection with the Transfer, (i) Assignor desires to assign the Employment Agreement and all of its rights and obligations thereunder to Assignee, (ii) Assignee desires to assume the Employment Agreement and all of Assignor rights and obligations thereunder; and (iii) the Employee desires to accept such assignment and assumption.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto agree as follows effective as of the Effective Date:

1.	Assignor hereby assigns the Employment Agreement and all of its rights and obligations thereunder to Assignee (the “Assignment”).

2.	Assignee hereby assumes the Employment Agreement and all of Assignor rights and obligations thereunder (the “Assumption”).

3.	The Employee hereby accepts the Assignment and the Assumption and releases Assignor from any and all obligations under the Employment Agreement.

4.	From and after the Effective Date, all references in the Employment Agreement to “ARC Advisory Services, LLC” shall be deemed to mean “American Realty Capital Properties, Inc.”

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

ARC ADVISORY SERVICES, LLC

BY: AR CAPITAL, LLC, ITS SOLE MEMBER

By:	/s/ Nicholas S. Schorsch
Name:	Nicholas S. Schorsch
Title:	Manager

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Brian S. Block
Name:	Brian S. Block
Title:	Chief Financial Officer, Treasurer, Secretary and Executive Vice President

EMPLOYEE

/s/ Paul H. McDowell
Name:	Paul H. McDowell